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                                                                   Exhibit 23.01


                         INDEPENDENT AUDITOR'S CONSENT



        We consent to the incorporation by reference in Registration Statement No. 333-84534 of Plumas Bancorp on Form S-8 of our report, dated January 16, 2004, appearing in this Annual Report on Form 10-K of Plumas Bancorp for the year ended December 31, 2003.


                                                      /s/ Perry-Smith LLP


Sacramento, California
March 22, 2004